UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 27, 2024

GULFPORT ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-19514	86-3684669
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

713 Market Drive Oklahoma City, Oklahoma	73114
(Address of principal executive offices)	(Zip code)

(405) 252-4600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GPOR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On February 27, 2024, Gulfport Energy Corporation (“Gulfport”) issued a press release reporting its financial and operating results for the three months and full year ended December 31, 2023, and provided its 2024 operational and financial guidance. A copy of the press release and supplemental financial information are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

Also on February 27, 2024, Gulfport posted an updated investor presentation on its website. The presentation may be found on Gulfport’s website at http://www.gulfportenergy.com by selecting “Investors,” “Company Information” and then “Presentations.”

The information in the press release and updated investor presentation is being furnished, not filed, pursuant to Item 2.02 and Item 7.01. Accordingly, the information in the press release and updated investor presentation will not be incorporated by reference into any registration statement filed by Gulfport under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Number	Exhibit
99.1	Press release dated February 27, 2024 entitled “Gulfport Energy Reports Fourth Quarter and Full Year 2023 Financial and Operating Results and Provides 2024 Operational and Financial Guidance.”
99.2	Supplemental Financial Information.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GULFPORT ENERGY CORPORATION

Date: February 27, 2024	By:	/s/ Michael Hodges
Michael Hodges
Chief Financial Officer

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